Exhibit 99.1
4650 SW Macadam Avenue, Suite 400 • Portland, OR 97239 • Telephone (503) 946-4800
CONTACT: Jay Khetani, Vice President, Investor Relations (503) 946-4700
Website: http://www.precast.com

BERKSHIRE HATHAWAY ACQUISITION OF PRECISION CASTPARTS TO CLOSE ON FRIDAY, JANUARY 29, 2016

Final regulatory approvals received

OMAHA, Neb. & PORTLAND, Ore. - Jan. 25, 2016 - Berkshire Hathaway Inc. (“Berkshire”) (NYSE: BRK.A; BRK.B) and Precision Castparts Corp. (“PCC”) (NYSE: PCP) expect Berkshire’s acquisition of PCC to close on Friday, January 29, 2016. The appropriate waiting periods (including extensions thereof) have expired or been terminated and the appropriate clearances or approvals have been granted (or deemed granted in accordance with relevant law) in the necessary jurisdictions.

About Berkshire Hathaway (www.berkshirehathaway.com):

Berkshire Hathaway and its subsidiaries engage in diverse business activities including insurance and reinsurance, utilities and energy, freight rail transportation, finance, manufacturing, retailing and services. Berkshire Hathaway’s common stock is listed on the New York Stock Exchange, trading symbols BRK.A and BRK.B.

About Precision Castparts Corp. (www.precast.com):

Precision Castparts Corp. is a worldwide, diversified manufacturer of complex metal components and products. It serves the aerospace, power, and general industrial markets. PCC is a market leader in manufacturing complex structural investment castings and forged components for aerospace markets, machined airframe components, and highly engineered, critical fasteners for aerospace applications, and in manufacturing airfoil castings for the aerospace and industrial gas turbine markets. PCC also is a leading producer of titanium and nickel superalloy melted and mill products for the aerospace, chemical processing, oil and gas, and pollution control industries, and manufactures extruded seamless pipe, fittings, and forgings for power generation and oil and gas applications.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this press release regarding the proposed transaction, the expected timetable for completing the proposed transaction, future financial and operating results, future capital structure and liquidity, benefits and synergies of the proposed transaction, future opportunities for the combined company, general business outlook and any other statements about the future expectations, beliefs, goals, plans or prospects of the board or management of Precision Castparts Corp. constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “expects,” “intends,” “anticipates,” “estimates,” “predicts,” “believes,” “should,” “potential,” “may,” “forecast,” “objective,” “plan,” or “targets,” and other similar expressions) are intended to identify forward-looking statements. There are a number of factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transaction; the satisfaction of the conditions to the consummation of the proposed transaction; the potential impact of the consummation of the proposed transaction on relationships, including with employees, suppliers, customers and competitors; and the other factors and financial, operational and legal risks or uncertainties described in Precision Castparts Corp.’s Annual Report on Form 10-K for the year ended March 29, 2015. Berkshire Hathaway and Precision Castparts Corp. disclaim any intention or obligation to update or revise any forward-looking statements as a result of developments occurring after the date of this document except as required by law.

In addition, please refer to the documents that Precision Castparts Corp. files with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Precision Castparts Corp.’s operational and other results to differ materially from those contained in the forward-looking statements set forth in this document.

Contact Information
Berkshire Hathaway Inc.
Marc D. Hamburg
Chief Financial Officer and Senior Vice President
(402) 346-1400

Precision Castparts Corp.
Jay Khetani
Vice President, Investor Relations
(503) 946-4700